Exhibit 99.2

BlueLinx Quarterly Review 1st Quarter 2014

Slide 2 BlueLinx Holdings Inc.  Forward - Looking Statement Safe Harbor - This presentation includes "forward - looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995 . All of these forward - looking statements are based on estimates and assumptions made by our management that, although believed by us to be reasonable, are inherently uncertain . Forward - looking statements involve risks and uncertainties, including, but not limited to, economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward - looking statements . These risks and uncertainties may include, among other things : changes in the supply and/or demand for products which we distribute, especially as a result of conditions in the residential housing market ; general economic and business conditions in the United States ; the activities of competitors ; changes in significant operating expenses ; changes in the availability of capital ; the ability to identify acquisition opportunities and effectively and cost - efficiently integrate acquisitions ; adverse weather patterns or conditions ; acts of war or terrorist activities ; variations in the performance of the financial markets ; and other factors described in the "Risk Factors" section in our Annual Report on Form 10 - K for the fiscal year ended January 4 , 2014 , and in our other periodic reports filed with the SEC . In addition, the statements in this presentation are made as of May 8 , 2014 . We undertake no obligation to update any of the forward - looking statements made herein, whether as a result of new information, future events, changes in expectation or otherwise . These forward - looking statements should not be relied upon as representing our views as of any date subsequent to May 8 , 2014 . Use of Non - GAAP and Adjusted Financial Information - To supplement GAAP financial information, we use adjusted measures of operating results which are non - GAAP measures . This non - GAAP adjusted financial information is provided as additional information for investors . These adjusted results exclude certain costs, expenses, gains and losses, and we believe their exclusion can enhance an overall understanding of our past financial performance and also our prospects for the future . These adjustments to our GAAP results are made with the intent of providing both management and investors a more complete understanding of our operating performance by excluding non - recurring, infrequent or other non - cash charges that are not believed to be material to the ongoing performance of our business . The presentation of this additional information is not meant to be considered in isolation or as a substitute for GAAP measures of net earnings, diluted earnings per share or net cash provided by (used in) operating activities prepared in accordance with generally accepted accounting principles in the United States .

Slide 3 Executive Summary ▪ Adjusted EBITDA for the first quarter of 2014 was $ 1 . 0 million – improvement of $ 2 . 4 million over 2013 – first positive Q 1 Adjusted EBITDA since 2007 ▪ Single family housing starts down 1 . 7 % in the first quarter year - over - year – down 12 . 6 % in Midwest region and 8 . 0 % in Northeast region, as defined by the Census Bureau ▪ First quarter 2014 sales were $ 443 . 9 million, a 6 . 3 % decline over the 2013 first quarter same center – decline mainly due to weather impacts on structural unit volumes as well as certain product price declines relative to year - ago levels ▪ Non - adjusted sales were down 11 . 8% ▪ Adjusted gross margin at 11 . 6 % compares favorably to 11 . 2 % for the same period a year ago ▪ Excess availability of $ 89 . 3 million as of April 5 , 2014

Slide 4 Doug Goforth Chief Financial Officer and Treasurer Quarterly Review

Slide 5 Quarterly Same Center Revenue Same Center Revenues ($ in millions) 316.1 305.2 274.9 218.2 260.1 236.1 215.1 185.5 256.6 263.6 1Q '13 2Q '13 3Q '13 4Q '13 1Q '14 Variance Analysis $2.6 ($20.7) ($11.7) Specialty Unit Volume 1.0% YOY $29.8 or 6.3% Structural Unit Volume (9.5%) Price/Other ($29.8) 41% 59% 1Q ‘13 1Q ‘14 54% 46% Vs. Year Ago ▪ Net revenue down 6.3% ▪ Specialty sales up 2.7% ▪ Structural sales down 15.0% ▪ Specialty product mix improves to 59% year - over - year % by Product Revenues ($ in millions) 233.1 286.0 264.3 171.0 203.7 265.4 213.9 154.8 206.2 221.4 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty Structural Other $367 $366. $431 $540. $464. Revenues ($ in millions) 233.1 286.0 264.3 171.0 203.7 265.4 213.9 154.8 206.2 221.4 4Q '09 1Q '10 2Q '10 3Q '10 4Q '10 Specialty Structural Other $367 $366. $431 $540. $464. $570.9 $535.6 $486.3 $443.9 $473.7

Slide 6 Cash Flows BXC used $46.1 million in operating cash flow for the quarter Unaudited (in millions) ($46.1) Quarter Q1 2013 Q1 2014 ($95.8) Q1 '13 Q1 '14 Net cash (used in) provided by operating activities (95.8) (46.1) Net cash (used in) provided by investing activities (0.8) (0.5) Net cash provided by (used in) financing activities 96.7 49.1 Increase (decrease) in cash 0.1 2.5 Cash balance, beginning of period 5.2 5.0 Cash balance, end of period 5.3$ 7.5$

Slide 7 Debt U.S. Revolver Total Facility $467.5 million ▪ $87.7 million excess availability as of April 5, 2014 ▪ $447.5 million facility with additional $75 million uncommitted accordion facility – Matures April 2016 – LIBOR plus 3.50% as of March 8, 2014 ▪ $20.0 million tranche A – Matures September 2014 – LIBOR plus 5.25% Canadian Revolver ▪ $1.6 million excess availability as of April 5, 2014 ▪ LIBOR or Bankers’ Acceptance plus 2.50%; Canadian Prime Loan or U.S. Base Rate plus 1.00% ▪ $10 million facility with additional $5 million uncommitted accordion facility – Matures the earlier of August 2016 or the maturity of the U.S. Revolver Mortgage (10 Year Term @ 6.35%) ▪ Matures July 2016 ▪ Remaining real estate under the 2006 mortgage appraised at approximately $329 million in June 2006 with a book value of $86.6 mi llion as of January 4, 2014 ▪ Principal payments – 2014 $8.2 million (includes pending sale of Portland facility closed in 2013); 2015 $2.6 million; 2016 $175.3 million Debt $ in millions March 31, 2012 June 30, 2012 September 29, 2012 December 29, 2012 March 30, 2013 June 29, 2013 September 28, 2013 January 4, 2014 April 5, 2014 Revolving Credit Facilities $ 177.7 $ 206.7 $ 185.2 $ 171.5 $ 242.4 $ 300.0 $ 239.5 $ 211.2 $ 261.3 Mortgage 236.1 235.5 234.9 206.0 205.3 201.8 198.4 186.9 186.1 TOTAL DEBT (GAAP) $ 413.8 $ 442.2 $ 420.1 $ 377.4 $ 447.7 $ 501.8 $ 437.9 $ 398.1 $ 447.4 Less: Cash and Cash Equivalents (5.9) (5.2) (7.9) (5.2) (5.3) (8.4) (6.9) (5.0) (7.6) Mortgage LCR Trap (7.3) (10.0) (25.6) - (3.0) (2.8) (9.0) - (1.0) Net Debt (Non-GAAP) $ 400.6 $ 427.0 $ 386.6 $ 372.2 $ 439.4 $ 490.6 $ 422.0 $ 393.1 $ 438.8 Excess Availability $ 121.9 $ 105.4 $ 112.1 $ 88.0 $ 125.5 $ 93.0 $ 92.5 $ 45.8 $ 89.3 Minimum Required $ 43.7 $ 45.6 $ 43.2 $ 38.2 $ 45.4 $ 47.8 $ 40.5 $ 31.8 $ 42.8

Slide 8 Cash Cycle TTM Cash Cycle days at 65. Period end working capital (accounts receivable plus inventory less accounts payable / bank overdrafts) down $34 million from the first quarter of 2013 Cash Cycle Days (in days) 53 53 52 52 55 (28) (26) (26) (25) (26) 36 36 35 33 36 -40 -20 0 20 40 60 80 100 1Q '13 2Q '13 3Q 13 4Q 13 1Q 14 65 60 63 61 61 Cash cycle days equal accounts receivable days + inventory days – accounts payable days using a trailing twelve month average be ginning and ending balance. The days calculations use calendar days. Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6 Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6 Cash Cycle Days (in days) 48 50 49 48 49 (28) (28) (27) (26) (28) 35 36 36 34 36 -40 -20 0 20 40 60 80 100 A/P & OD's A/R INV 58 5 8 5 7 55 5 6

Slide 9 Mitch Lewis Chief Executive Officer

Slide 10 Single - family Starts March Annual Rate: 635,000 0.200 0.250 0.300 0.350 0.400 0.450 0.500 0.550 0.600 0.650 0.700 0.750 Jan '10 MaySepJan '11 MaySepJan '12 MaySepJan '13 MaySepJan '14 Seasonally adjusted annual rate. - Millions Single - family Housing Permits March Annual Rate: 592,000 Seasonally adjusted annual rate. - Millions Starts were delayed due to the severe winter weather but have begun to bounce back in March, as starts outpaced permits in the latest Census Bureau report 0.200 0.250 0.300 0.350 0.400 0.450 0.500 0.550 0.600 0.650 Jan '10 May Sep Jan '11 May Sep Jan '12 May Sep Jan '13 May Sep Jan '14 Single - Family Housing Starts and Permits Source: U.S. Census Bureau

Slide 11 Census Bureau Regional Map Q1 2014 Actual Single - Family Housing Starts South Northeast West Midwest Single Family Starts + 2.6% Single Family Starts - 12.6% Single Family Starts - 0.1% Single Family Starts - 8.0% Source: U.S. Census Bureau The Northeast and Midwest were the regions of the country most affected by unseasonably severe winter weather Total single - family housing starts down 1.7% year over year

Slide 12 Adjusted EBITDA Positive Adjusted EBITDA for Quarter ($1.4) $1.0 Adjusted EBITDA Improves $2.4 million for Qtr Quarter Q1 2014 Q1 2013 Same Center Sales $ in millions (1) 1Q 2013 1Q 2014 % Inc(Dec) Total Net Sales $ 503.2 $ 443.9 (11.8%) Less: Closed Center 29.5 - (100.0%) Same Center $ 473.7 $ 443.9 (6.3%) Adjusted EBITDA $ in millions (1) 1Q 2013 1Q 2014 $ Inc(Dec) GAAP net loss $ (12.6) $ (8.6) 4.0$ Adjustments: Depreciation and amortization 2.2 2.3 0.1 Interest expense 7.2 6.5 (0.7) Provision for (benefit from) income taxes 0.2 0.3 0.1 (Income) loss from closed distribution centers 0.2 - (0.2) Gain from sale of certain properties (0.2) (0.2) 0.0 Stock Compensation (excluding restructuring) 0.8 0.7 (0.1) Restructuring and severance related costs 0.9 - (0.9) Adjusted EBITDA Same Center (1.4)$ 1.0$ 2.4$ % Same Center (0.3%) 0.2% (1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.

Slide 13 Gross Margin and Revenue Mix Analysis Products Gross Margin Analysis 1Q13 2Q13 3Q13 4Q13 1Q14 1Q14 Variance from Year Ago Qtr Structural Products Warehouse 10.6% 4.6% 9.1% 10.1% 10.2% (0.4%) Direct 2.6% 3.1% 3.4% 3.5% 3.5% 0.9% Reload 4.9% 1.5% 2.9% 4.7% 3.9% (1.0%) Total 8.7% 4.0% 7.3% 8.2% 8.3% (0.4%) Specialty Products Warehouse 15.7% 15.7% 14.0% 14.9% 15.2% (0.5%) Direct 7.5% 7.8% 7.3% 8.2% 7.7% 0.2% Reload 7.8% 7.5% 8.0% 8.4% 7.8% 0.0% Total 13.0% 13.4% 12.2% 13.0% 13.0% 0.0% Total (1) 11.2% 9.1% 11.2% 11.2% 11.9% 0.7% Revenue Channel Mix Analysis 1Q13 2Q13 3Q13 4Q13 1Q14 1Q14 Variance from Year Ago Qtr Total Products Warehouse 69.9% 71.0% 71.5% 70.2% 71.3% 1.4% Direct 20.8% 18.2% 18.0% 19.4% 20.4% (0.4%) Reload 9.3% 10.8% 10.5% 10.4% 8.3% (1.0%) Total 100.0% 100.0% 100.0% 100.0% 100.0% 0.0% (1) Fiscal first quarter 2014 includes a customs rebate of $1.4 million related to the prior year. After adjusting for the customs rebate, fiscal first quarter 2014 adjusted gross margin percentage was 11.6%.

Slide 14 Key Emphasis Key Emphasis for BlueLinx ▪ Focus on long - term capital structure ▪ Establishing effective inventory management ▪ Engaging suppliers for strategic growth opportunities ▪ Operational regional efficiencies ▪ Margin enhancement activities

Slide 15 Appendix TOPIC PAGE Profit and Loss Statement by Quarter 16 Same Center Sales and Adjusted EBITDA by Quarter 17 Revenue and Unit Volume by Quarter 18 Gross Margin by Quarter 19 Operating Expense by Quarter 20 Structural Product Price Trends 21 Reconciliation of GAAP Net Loss to Non - GAAP Adjusted Net Loss 22 Reconciliation of GAAP Debt to Non - GAAP Net Debt 23 Reconciliation of GAAP Net Loss to Non - GAAP Adjusted EBITDA 24 Reconciliation of GAAP to Non - GAAP Same Center 25

Slide 16 Profit & Loss Statement by Quarter Profit & Loss Statement $ in millions (1) , except per share amounts 2012 2013 2014 TTM Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Sales $ 517.0 $ 496.8 $ 440.3 $ 503.2 $ 604.6 $ 558.0 $ 486.3 $ 443.9 $ 1,907.8 $ 2,152.1 $ 2,092.8 Cost of Goods Sold 453.8 436.3 388.2 446.7 549.5 495.5 432.0 391.2 1,677.8 1,923.7 1,868.2 Gross Profit 63.2 60.5 52.1 56.5 55.1 62.5 54.3 52.7 230.0 228.4 224.6 Gross Margin % 12.2% 12.2% 11.8% 11.2% 9.1% 11.2% 11.2% 11.9% 12.1% 10.6% 10.7% Operating Expenses SG&A 57.1 48.1 54.6 59.4 68.5 57.3 55.5 52.0 215.9 240.7 233.3 D&A 2.2 2.1 2.0 2.2 2.2 2.1 2.6 2.4 8.5 9.1 9.3 Total Operating Expenses 59.3 50.2 56.6 61.6 70.7 59.4 58.1 54.4 224.4 249.8 242.6 Operating Income 3.9 10.3 (4.5) (5.1) (15.6) 3.1 (3.8) (1.7) 5.6 (21.4) (18.0) Interest Expense 7.3 7.3 6.8 7.2 6.9 6.9 7.0 6.5 28.2 28.0 27.3 Other Expense/(Income) 0.1 - - 0.1 0.1 - - 0.1 - 0.2 0.2 Income before Tax (3.5) 3.0 (11.3) (12.4) (22.6) (3.8) (10.8) (8.3) (22.6) (49.6) (45.5) Tax Expense/(Benefit) 0.2 (0.1) 0.1 0.2 (0.3) (0.6) (8.3) 0.3 0.4 (9.0) (8.9) Net Income/(Loss) $ (3.7) $ 3.1 $ (11.4) $ (12.6) $ (22.3) $ (3.2) $ (2.5) $ (8.6) $ (23.0) $ (40.6) $ (36.6) Diluted EPS $ (0.06) $ 0.05 $ (0.17) $ (0.19) $ (0.27) $ (0.04) $ (0.03) $ (0.10) $ (0.35) $ (0.51) $ (0.43) (1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations. 201420132012

Same Center Sales and Adjusted EBITDA

BlueLinx

Same Center Sales $ in millions [1]

	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2	2013 Q3	2013 Q4	2014 Q1	2012	2013	2014 TTM
Total Net Sales	$ 517.0	$ 496.8	$ 440.3	$ 503.2	$ 604.6	$ 558.0	$ 486.3	$ 443.9	$ 1,907.8	$ 2,152.1	$ 2,092.8
Less: Closed Center	29.9	27.8	23.6	29.5	33.7	22.4	-	-	104.7	85.6	56.1
Same Center	$ 487.1	$ 469.0	$ 416.7	$ 473.7	$ 570.9	$ 535.6	$ 486.3	$ 443.9	$ 1,803.1	$ 2,066.5	$ 2,036.7
Less week of December 29, 2013	-	-	-	-	-	-	19.2	-	-	19.2	19.2
Comparable 13/52-week vs. 13/52-week	$ 487.1	$ 469.0	$ 416.7	$ 473.7	$ 570.9	$ 535.6	$ 467.1	$ 443.9	$ 1,803.1	$ 2,047.2	$ 2,017.5

Adjusted EBITDA $ in millions [1]

	2012 Q2	2012 Q3	2012 Q4	2013 Q1	2013 Q2	2013 Q3	2013 Q4	2014 Q1	2012	2013	2014 TTM
GAAP net loss	$ (3.7)	$ 3.1	$ (11.4)	$ (12.6)	$ (22.3)	$ (3.2)	$ (2.5)	$ (8.6)	$ (23.0)	$ (40.6)	$ (36.6)
Adjustments:											
Depreciation and amortization	2.2	2.1	2.0	2.2	2.2	2.1	2.6	2.3	8.6	9.1	9.2
Interest expense	7.3	7.3	6.8	7.2	6.9	6.9	7.0	6.5	28.2	28.0	27.3
Provision for (benefit from) income taxes	0.2	(0.1)	0.0	0.2	(0.3)	(0.6)	(8.3)	0.3	0.3	(9.0)	(8.9)
(Income) loss from closed distribution centers	(0.6)	(0.4)	0.7	0.2	1.6	1.9	-	-	(0.5)	3.7	3.5
Gain from sale of certain properties	0.0	(9.2)	(0.2)	(0.2)	-	(3.7)	(1.3)	(0.2)	(9.9)	(5.2)	(5.2)
Gain from property insurance settlement	(0.5)	-	-	-	-	-	-	-	(0.5)	-	-
Stock Compensation (excluding restructuring)	0.7	0.7	0.7	0.8	1.1	1.0	0.4	0.7	2.8	3.2	3.1
Restructuring and severance related costs	-	-	-	0.9	7.3	2.8	1.2	-	-	12.1	11.2
Adjusted EBITDA Same Center	$ 5.7	$ 3.5	$ (1.4)	$ (1.4)	$ (3.5)	$ 7.2	$ (1.0)	$ 1.0	$ 6.0	$ 1.3	$ 3.7
Add back loss week of December 29, 2013	-	-	-	-	-	-	1.1		-	1.1	1.1
Comparable 13/52-week vs. 13/52-week	$ 5.7	$ 3.5	$ (1.4)	$ (1.4)	$ (3.5)	$ 7.2	$ 0.1	$ 1.0	$ 6.0	$ 2.4	$ 4.8
% Same Center	1.2%	0.8%	(0.3%)	(0.3%)	(0.6%)	1.3%	(0.2%)	0.2%	0.3%	0.1%	0.2%
% Comparable 13/52-week vs. 13/52-week	1.2%	0.8%	(0.3%)	(0.3%)	(0.6%)	1.3%	0.0%	0.2%	0.3%	0.1%	0.2%

[1] *Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations.*

Slide 17

Slide 18 Revenue and Unit Volume by Quarter Sales $ in millions 2012 2013 2014 TTM Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Specialty $ 307.9 $ 288.9 $ 249.1 $ 270.9 $ 333.5 $ 320.6 $ 274.9 $ 263.6 $ 1,114.0 $ 1,199.9 $ 1,192.6 Structural 215.7 211.4 196.1 233.5 276.5 243.2 215.1 185.5 806.1 968.3 920.3 Other (1) (6.6) (3.5) (4.8) (1.2) (5.4) (5.8) (3.7) (5.2) (12.3) (16.1) (20.1) Total $ 517.0 $ 496.8 $ 440.3 $ 503.2 $ 604.6 $ 558.0 $ 486.3 $ 443.9 $ 1,907.8 $ 2,152.1 $ 2,092.8 (1) Includes cash discounts, service revenue, Canadian conversion, and accruals. Mix Specialty 58.8% 57.7% 56.0% 53.7% 54.7% 56.9% 56.1% 58.7% 58.0% 55.3% 56.4% Structural 41.2% 42.3% 44.0% 46.3% 45.3% 43.1% 43.9% 41.3% 42.0% 44.7% 43.6% 20132012 2014 2012 2013 2014 TTM Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Specialty (2.3%) (1.0%) 5.4% 1.5% 7.4% 10.2% 9.2% 1.0% 2.9% 7.1% 8.3% Structural 0.4% (3.3%) (0.8%) 4.5% 12.6% 14.2% 8.3% (9.5%) 1.4% 10.1% 8.4% Total (1.3%) (1.9%) 2.9% 2.7% 9.5% 11.9% 8.8% (3.8%) 2.3% 8.4% 8.3% (1) 2014 reported on a same center basis Unit Volume Change (1) 2012 2013 2014

Slide 19 Gross Margin by Quarter Gross Margin $ in millions 2012 2013 2014 TTM Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Specialty $ 41.1 $ 38.1 $ 33.0 $ 35.3 $ 44.6 $ 39.0 $ 35.7 $ 34.2 $ 145.9 $ 154.6 $ 153.5 Structural 20.4 21.0 17.5 20.3 11.1 17.8 17.7 15.4 76.9 66.9 62.0 Other 1.7 1.4 1.6 0.9 (0.5) 5.7 0.9 3.1 7.2 7.0 9.2 Total $ 63.2 $ 60.5 $ 52.1 $ 56.5 $ 55.2 $ 62.5 $ 54.3 $ 52.7 $ 230.0 $ 228.5 $ 224.7 Gross Margin %'s Specialty 13.3% 13.2% 13.3% 13.0% 13.4% 12.2% 13.0% 13.0% 13.1% 12.9% 12.9% Structural 9.5% 9.9% 8.9% 8.7% 4.0% 7.3% 8.2% 8.3% 9.5% 6.9% 6.7% Other n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a n/a Total 12.2% 12.2% 11.8% 11.2% 9.1% 11.2% 11.2% 11.9% 12.1% 10.6% 10.7% 2013 20142012

Slide 20 Operating Expense by Quarter Operating Expense (1) $ in millions 2012 2013 2014 TTM Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Payroll & related $38.3 $37.2 $37.3 $38.5 $38.2 $37.1 $35.9 $33.2 $151.3 $149.7 $144.4 General maintenance 5.5 5.6 5.4 5.6 6.1 5.7 5.6 5.4 21.7 23.0 22.8 Fuel 4.1 3.6 3.6 3.3 3.8 3.6 3.4 3.8 15.4 14.1 14.6 Depreciation and amortization 2.2 2.1 2.0 2.2 2.2 2.1 2.6 2.4 8.6 9.1 9.3 Gain on sale of assets (0.5) (9.2) (1.0) (0.3) (0.3) (4.4) (1.8) (0.3) (11.4) (6.8) (6.8) All Other (2) 9.7 11.0 9.4 12.3 20.7 15.3 12.4 9.8 39.0 60.7 58.2 Total (3) $59.3 $50.3 $56.7 $61.6 $70.7 $59.4 $58.1 $54.3 $224.6 $249.8 $242.5 % of Total Sales 11.5% 10.1% 12.9% 12.2% 11.7% 10.6% 11.9% 12.2% 11.8% 11.6% 11.6% (1) Immaterial rounding adjustments and differences may exist between appendix slides, presentation slides, press releases and previously issued presentations. (2) Q3 '13 includes $2.8 million in non-recurring restructuring costs; Q2 '13 includes $7.3 million in non-recurring restructuring costs. (3) Q4 '13 includes $3.3 million in expenses due to one additional operating week in the fiscal period 201420132012

Slide 21 Structural Products Price Trend Source: Data from Random Lengths Publications, Inc., updated as of April 4, 2014 Plywood Price Trend 2008-2014 YTD Southern Sheathing 15/32" 4 Ply. West Zone $100 $150 $200 $250 $300 $350 $400 $450 2008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q22010Q32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q32012Q42013Q12013Q22013Q3 2013 Q42014 Q1 ($/msf - 3/8") Oriented Strand Board Price Trend 2008 - 2014 YTD Oriented Strand Board 7/16" North Central Zone $100 $150 $200 $250 $300 $350 $400 $450 2008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q22010Q32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q32012Q42013Q12013Q22013Q3 2013 Q42014 Q1 ($/msf - 3/8") Lumber Price Trend 2008 - 2014 YTD Western SPF 2x4 #2 & Btr $100 $150 $200 $250 $300 $350 $400 $450 2008Q12008Q22008Q32008Q42009Q12009Q22009Q32009Q42010Q12010Q22010Q32010Q42011Q12011Q22011Q32011Q42012Q12012Q22012Q32012Q42013Q12013Q22013Q3 2013 Q42014 Q1 ($/mbf)

Slide 22 Reconciliation of GAAP Net Loss to Non - GAAP Adjusted Net Loss BlueLinx Holdings Inc. Unaudited Reconciliation of GAAP Net Loss to Adjusted Net Loss in thousands April 5, March 30, 2014 2013 (unaudited) (unaudited) GAAP net loss (8,608)$ (12,649)$ Loss from closed distribution centers - 212 Gain from sale of property (210) (238) Restructuring and severance related costs - 889 Benefit from income taxes related to intraperiod income tax allocation (243) - Tax effect of selected charges 81 (336) Valuation allowance 3,194 4,799 Adjusted net loss (5,786)$ (7,323)$ Quarters Ended

Slide 23 Reconciliation of GAAP Debt to Non - GAAP Net Debt BlueLinx Holdings Inc. Unaudited Reconciliation of GAAP Debt to Non-GAAP Net Debt in millions March 30, 2013 January 4, 2014 April 5, 2014 (unaudited) (unaudited) (unaudited) Revolving Credit Facilities $ 242.4 $ 211.2 $ 261.3 Mortgage 205.3 186.9 186.1 TOTAL DEBT (GAAP) $ 447.7 $ 398.1 $ 447.4 Less: Cash and Cash Equivalents (5.3) (5.0) (7.6) Mortgage LCR Trap (3.0) - (1.0) Net Debt (Non-GAAP) $ 439.4 $ 393.1 $ 438.8 Excess Availability $ 125.5 $ 45.8 $ 89.3 Minimum Required $ 45.4 $ 31.8 $ 42.8

Slide 24 Reconciliation of GAAP Net Loss to Non - GAAP Adjusted EBITDA BlueLinx Holdings Inc. Unaudited Reconciliation of GAAP Net loss to Non-GAAP Adjusted EBITDA in thousands April 5, March 30, 2014 2013 (unaudited) (unaudited) GAAP net loss (8,608)$ (12,649)$ Adjustments: Depreciation and amortization 2,352 2,173 Interest expense 6,454 7,192 Provision for income taxes 331 213 Loss from closed distribution centers - 212 Gain from sale of property (210) (238) Share-based compensation expense 690 824 Restructuring and severance related costs - 889 Adjusted EBITDA Same Center 1,009$ (1,384)$ Quarters Ended

Slide 25 Reconciliation of GAAP to Non - GAAP Same Center BlueLinx Holdings Inc. Unaudited Comparable Same Center Schedule in thousands Quarters Ended April 5, March 30, 2014 2013 (unaudited) (unaudited) Net Sales 443,944$ 503,153$ Less: Closed Center - 29,493 Same Center 443,944 473,660 Actual year-over-year percentage decrease (11.8%) Same Center year-over-year percentage decrease (6.3%) Gross profit 52,676$ 56,458$ Less: Closed Center - 3,416 Same Center 52,676 53,042 Total operating expenses 54,339$ 61,592$ Less: Closed Center - 3,628 Same Center 54,339 57,964 Operating loss (1,663)$ (5,134)$ Add back loss from Closed Center - 212 Same Center (1,663)$ (4,922)$

Slide 26 www.BlueLinxco.com